Exhibit 10.1


                                                                  EXECUTION COPY



                      FIRST AMENDMENT TO THE SECOND AMENDED
                   AND RESTATED RECEIVABLES PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of June 12, 2009 (this "Amendment"), is entered into  by  and  among  U. S. STEEL RECEIVABLES LLC, a Delaware limited  liability company, as Seller (the "Seller"), UNITED STATES STEEL CORPORATION (in its individual capacity "USS"), a Delaware corporation, as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), the FUNDING AGENTS listed on the signature pages hereto, the CP CONDUIT PURCHASERS listed on the signature pages hereto, the COMMITTED PURCHASERS listed on the signature pages hereto, the LC BANKS listed on the signature pages hereto and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers, Committed Purchasers and LC Banks (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used and not otherwise defined herein are used as defined in the Second Amended and Restated Receivables Purchase Agreement, dated as of September 27, 2006 (as amended or otherwise modified through the date hereof, the "Agreement"), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the LC Banks from time to time party thereto, the Funding Agents and the Collateral Agent.

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

     NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

     SECTION 1.       Amendments.

          (a) Clause (c) of Section 1.1 of the Agreement is hereby deleted in its entirety.

          (b) Clause (d) of Section 1.1 of the Agreement is hereby deleted in its entirety.

          (c) Section 1.7 of the Agreement is hereby amended by inserting at the end thereof the following new sentence:

               If the rate of any "Commitment Fee", "Program Fee", "LC Fee" or similar fee payable to any Funding Agent for the benefit of the Purchasers in the related Purchaser Group pursuant to such Funding Agent's Fee Letter or otherwise (the "More Favorable Fee Letter") shall at any time be more favorable than the related, parallel fees set forth in any other Funding Agent's Fee Letter, then the Seller and the other parties hereto will deem each other Funding Agent's Fee Letter to be amended to incorporate such more favorable terms as of the effectiveness date of the related more favorable terms under the More Favorable Fee Letter, mutatis mutandis. The Seller shall provide the Collateral Agent with a copy of each Fee Letter, together with any amendments, restatements, supplements or other modifications thereto, promptly following the effective date thereof.

          (d) Section 1.9 of the Agreement is hereby amended by inserting, in the appropriate order, the following new clause (e):

               (e) For the avoidance of doubt, any increase in cost and/or reduction in yield with respect to any Affected Person caused by regulatory capital allocation adjustments due to FASB's Interpretation 46 (revised December 2003) Consolidation of Variable Interest Entities and Interpretation of Accounting Research Bulletin No. 51 (or any future statement or interpretation issued by FASB) shall be covered by this Section 1.9.

          (e) Section 1.14 of the Agreement is hereby amended and restated in its entirety as follows:

               Section 1.14. Purchaser Groups and Purchasers. The Seller may (a) with the written consent of the Collateral Agent (such consent not to be unreasonably withheld or delayed), add additional Persons as Purchasers to an existing Purchaser Group (with the prior written consent of the related Funding Agent-such consent not to be unreasonably withheld or delayed) or (b) pursuant to and in accordance with the terms set forth in
          Section 1.13(b)(ii), request an existing Purchaser Group to increase its Commitment in connection with the assignment of the Commitment of a Non-Extending Committed Purchaser; provided, however, that the Commitment of any Purchaser Group may only be increased with the consent of the related Funding Agent and applicable Purchasers in their sole discretion or (c) pursuant to and in accordance with the terms set forth in Section 1.13(b)(ii), with the written consent of the Collateral Agent and each Funding Agent (such consent not to be unreasonably withheld or delayed), add one or more Purchaser Groups as parties hereto. Each new Purchaser or Purchaser Group shall become a party hereto by executing and delivering to the Collateral Agent, each Funding Agent and the Seller an Assumption Agreement (each, an "Assumption Agreement") in the form of Exhibit VI hereto (which Assumption Agreement shall, in the case of any new Purchaser Group be executed by each Person (including the related Funding Agent) in such new Purchaser Group).

          (f) Clause (b) of Section 1.16 of the Agreement is hereby amended restated in its entirety as follows:

               (b) Each Letter of Credit shall, among other things, (i) provide for written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein (ii) and have an expiry date not later than eighteen (18) months after such Letter of Credit's date of issuance and in no event later than twelve
          (12) months after the related Purchaser Group's Commitment Expiry Date then in effect. Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by an LC Bank or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by an LC Bank, as determined by the applicable LC Bank.

          (g) The first sentence of Section 5.1 of the Agreement is hereby amended by (i) deleting the words "on the date hereof" therein and (ii) inserting, immediately prior to the comma after the words "Intercreditor Agreement", the words "and any amendments or other modifications thereto".

          (h) The definition of "Alternate Rate" set forth in Exhibit I to the Agreement is hereby amended (i) deleting the reference to the percentage "1.50%" in clause (a) therein and substituting a reference to the percentage "3.00%" therefor and (ii) deleting the reference to the percentage "2.00%" in the proviso thereto and substituting a reference to the percentage "4.00%" therefor.

          (i) The definition of "Change in Control" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

               "Change in Control" means the occurrence of any of the following:

                   (a)  USS ceases to own, directly or indirectly, 100% of the capital stock of the Seller free and clear of all Adverse Claims.

                   (b)  any "person" (as such term is used in Sections 13(d)
                     and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for the purposes of this clause (b) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding common stock in USS;

                   (c)  individuals who constituted the board of directors of
                     USS at any given time (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of USS as approved by a vote of 66 2/3% of the directors of USS then still in office who were either directors at such time or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of that board of directors then in office;

                   (d)  the adoption of a plan relating to the liquidation or dissolution of USS; or

                   (e)  the merger or consolidation of USS with or into another
                     Person or the merger of another Person with or into USS, or the sale of all or substantially all the assets of USS (determined on a consolidated basis) to another Person, other than a merger or consolidation transaction in which holders of USS' common stock representing 100% of the ordinary voting power represented by that common stock immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the ordinary voting power represented by the common stock or other equity interests in the surviving Person in such merger or consolidation transaction issued and outstanding immediately after such transaction and in substantially the same proportion as before the transaction.

          (j) The definition of "Commitment Expiry Date" set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the date "September 25, 2009" therein and substituting a reference to the date "September 24, 2010" therefor.

          (k)  The definition of "Concentration Reserve Percentage" set forth in
     Exhibit I to the Agreement is hereby amended by deleting the reference to the percentage "16%" therein and substituting a reference to the percentage "20%" therefor.

          (l) The definition of "Conduit Assignee" set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to "Section 5.3" therein and substituting a reference to "Section 6.3" therefor.

          (m) The definition of "Designated Obligor" set forth in Exhibit I to the Agreement is hereby amended by inserting, immediately after the words "written notice", the words "substantially in the form of Annex F hereto".

          (n)  The first proviso to the definition of "Discount" set forth in
     Exhibit I to the Agreement is hereby amended by deleting the reference to the percentage "2.00%" therein and substituting a reference to the percentage "4.00%" therefor.

          (o) Clause (c) of the definition of "Eligible Receivables" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

               (c) that does not have a stated maturity which is more than 64 days after the original invoice date of such Receivable; provided, that a Receivable that has a stated maturity of greater than 64 days (but not more than 75 days) after the original invoice date of such Receivable (a "Medium Term Receivable") shall, solely to the extent that such Medium Term Receivable satisfies each of the other criteria set forth in this definition, be an Eligible Receivable to the extent the aggregate Outstanding Balance of all Medium Term Receivable that are otherwise Eligible Receivables does not exceed 5% of the aggregate Outstanding Balance of all Eligible Receivables,

          (p) Clause (g) of the definition of "Eligible Receivables" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

               (g) that is not the subject of any asserted dispute, offset, hold back defense, Adverse Claim or other claim, provided that (i) undisputed amounts with respect to any
          Receivable shall, solely to the extent that such Receivable satisfies each of the other criteria set forth in this definition, be an Eligible Receivable up to such undisputed amount and (ii) any Receivable subject to potential offset shall, solely to the extent that such Receivable satisfies each of the other criteria set forth in this definition, be an Eligible Receivable so long as no actual offset has been applied with respect thereto and provided, further, that the foregoing sub-clause (ii) of this clause (g) shall not apply to Receivables the Obligor of which is one of the ten Obligors with the largest Outstanding Balance of Pool Receivables,

          (q) Clause (o) of the definition of "Eligible Receivables" set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the percentage "35%" therein and substituting a reference to the percentage "25%" therefor.

          (r) The definition of "Excluded Obligor" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

              "Excluded Obligor" means any of: (a) USS--POSCO Industries and its successors, (b) General Motors Corporation and its subsidiaries, affiliates and successors, (c) Chrysler LLC and Chrysler Group LLC and its subsidiaries, affiliates and successors and (d) any other Person, if such Person is approved in writing as an "Excluded Obligor" by the Funding Agents, such writing to be in substantially the form of Annex C hereto. Once a Person becomes an "Excluded Obligor" hereunder, it shall continue to be classified as such until such time as the Collateral Agent and each Funding Agent and Purchaser consent to any de-classification in a writing to be in substantially the form of Annex G hereto.

          (s)  The definition of "Intercreditor Agreement" set forth in
     Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

               "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of June 12, 2009 (as amended, supplemented or otherwise modified from time to time), among The Bank of Nova Scotia, as receivables collateral agent and a funding agent, PNC Bank, National Association, as a funding agent, JPMorgan Chase Bank, N.A., as lender agent, the Seller and USS.

          (t) Clause (i)(y) of the definition of "Loss Reserve Percentage" set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number "four" therein and substituting a reference to the number "five" therefor.

          (u)  The definition of "Reserve Adjustment Factor" set forth in
      Exhibit I to the Agreement is hereby amended by deleting the reference to the number "2" therein and substituting a reference to the number "2.25" therefor.

          (v) The definition of "USS Credit Agreement" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

               "USS Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of May 11, 2007 and amended and restated as of June 12, 2009 (as amended, restated, supplemented or otherwise modified from time to time), among USS, as borrower, the lenders party thereto, the lc issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

          (w)  The definition of "USS Security Agreement" set forth in
      Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

               "USS Security Agreement" means that certain Security Agreement, dated as of June 12, 2009 (as amended, restated, supplemented or otherwise modified from time to time), between USS and JPMorgan Chase Bank, N.A., as collateral agent, executed in connection with the USS Credit Agreement.

          (x) Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definitions:

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

               "FASB" means the Financial Accounting Standards Board (or any successor thereto).

               "Rating Agency" means Moody's or Standard & Poor's and "Rating Agencies" means, collectively, Moody's and Standard & Poor's.

          (y) Section 1 of Exhibit III of the Agreement is hereby amended by inserting,in the appropriate order, the following new clause (r):

               (r) Ordinary Course of Business. Each remittance of Collections by or on behalf of the Seller to the Purchasers under this Agreement will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and (ii) made in the ordinary course of business or financial affairs of the Seller.

          (z) Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:

               (g) (i) the (A) Default Ratio shall exceed 3.5%, (B) the Dilution Ratio shall exceed 6.0%, or (C) the Delinquency Ratio shall exceed 4.0% or (ii) the average for three consecutive calendar months (eliminating the effects caused by any Obligor that became a Designated Obligor during that three-month period) of: (A) the Default Ratio shall exceed 2.0%, (B) the Dilution Ratio shall exceed 5.5%, or (C) the Delinquency Ratio shall exceed 3.5%;

          (aa) Annex C to the Agreement is hereby amended and restated in its entirety as Annex C hereto.

          (bb) Annex D to the Agreement is hereby amended and restated in its entirety as Annex D hereto.

          (cc) Annex E to the Agreement is hereby amended and restated in its entirety as Annex E hereto.

          (dd) The Agreement is hereby amended by inserting, in the appropriate position, a new Annex F attached as Annex F hereto.

          (ee) The Agreement is hereby amended by inserting, in the appropriate position, a new Annex G attached as Annex G hereto.

     SECTION 2.       Agreement in Full Force and Effect as Amended.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

     SECTION 3. Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of each of the following, each in form and substance satisfactory to the Collateral Agent:

          (i) counterparts of this Amendment and the Intercreditor Agreement (as defined in Section 1 above), in each case duly executed by each of the parties hereto and thereto, as applicable;

          (ii) evidence that each Funding Agent is in receipt of counterparts of such Funding Agent's Fee Letter, in each case duly executed by each of the parties thereto (including receipt of any "Renewal Fee" set forth therein); and

          (iii)evidence of the payment by the Seller and the Servicer of all fees (including all due diligence costs and expenses and attorneys' fees, costs and expenses) due and payable as of the date of this Amendment to the Collateral Agent, each Funding Agent and their collective counsel, in each case, reasonably satisfactory to the Collateral Agent and the applicable Funding Agent, as the case may be.

     SECTION  4.       Representations and Warranties of USS and Seller; Further
Assurances.   Each of USS and the Seller hereby represents and warrants  to  the
Collateral Agent, each Funding Agent and each Purchaser as follows:

  A. Representations and Warranties. Each of the representations and warranties made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct and correct as of such earlier date).

  B. Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms; and

  C. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

  D. Further Assurances. Each of the Seller and the Servicer hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

     SECTION 5.       Miscellaneous.

  A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

  B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

  C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

  D. Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

                       (signatures begin on the next page)

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              UNITED STATES STEEL CORPORATION,
                              as initial Servicer


                              By: /S/ Larry T. Brockway
                                  ----------------------------------------
                              Name:  Larry T. Brockway
                              Title: VP & Treasurer

                              U. S. STEEL RECEIVABLES LLC, as Seller


                              By: /S/ Larry T. Brockway
                                  ----------------------------------------
                              Name:  Larry T. Brockway
                              Title: Vice President

                              LIBERTY STREET FUNDING LLC,

                              as a CP Conduit Purchaser


                              By: /s/ Jill A. Russo
                                  ----------------------------------------
                              Name:  Jill A. Russo
                              Title: Vice President



                              THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding LLC

                              By: /s/ Darren Ward
                                  ----------------------------------------
                              Name:  Darren Ward
                              Title: Director

                              THE BANK OF NOVA SCOTIA, as LC Bank for the Purchaser Group for which The Bank of Nova Scotia acts as Funding Agent


                              By: /s/ Darren ward
                                  ----------------------------------------
                              Name:  Darren Ward
                              Title: Director


                              THE BANK OF NOVA SCOTIA, as Funding Agent for Liberty Street Funding LLC, as CP Conduit Purchaser and The Bank of Nova Scotia, as Committed Purchaser and as LC Bank


                              By: /s/ Darren ward
                                  ----------------------------------------
                              Name:  Darren Ward
                              Title: Director



                              MARKET   STREET  FUNDING  LLC,  as  a  CP  Conduit
                              Purchaser


                              By: /s/ Doris J. Hearn
                                  ----------------------------------------
                              Name:  Doris J. Hearn
                              Title: Vice President

                              PNC   BANK,  NATIONAL  ASSOCIATION,  as  Committed
                              Purchaser for Market Street Funding LLC

                              By: /s/ David B. Gookin
                                  ----------------------------------------
                              Name:  David B. Gookin
                              Title: Senior Vice President

                              PNC BANK, NATIONAL ASSOCIATION, as LC Bank for the Purchaser Group for which PNC Bank, National Association acts as Funding Agent


                              By: /s/ David B. Gookin
                                  ----------------------------------------
                              Name:  David B. Gookin
                              Title: Senior Vice President



                              PNC BANK, NATIONAL ASSOCIATION, as Funding Agent for Market Street Funding LLC, as CP Conduit Purchaser and PNC Bank, National Association, as Committed Purchaser and LC Bank


                              By: /s/ William P. Falcon
                                  ----------------------------------------
                              Name:  William P. Falcon
                              Title: Vice president



                              THE BANK OF NOVA SCOTIA,
                              as Collateral Agent

                              By: /s/ Darren Ward
                                  ----------------------------------------
                              Name:  Darren Ward
                              Title: Director

                                                                         Annex C


                     FORM OF REQUEST TO ADD EXCLUDED OBLIGOR


[Insert Date]

The Bank of Nova Scotia       PNC Bank, National Association
One Liberty Plaza             One PNC Plaza, 26th Floor
New York, New York 10006      249 Fifth Avenue
Attention: Darren Ward        Pittsburgh, PA  15222-2707
                              Attention:  William Falcon

Re: Second Amended and Restated Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified, the "RPA") dated as of
     September  27,  2006  among  U.S.  Steel Receivables  LLC  as  Seller  (the
     "Seller"), United States Steel Corporation as initial Servicer (the "Servicer"), the persons party thereto as CP Conduit Purchasers, Committed Purchasers, LC Banks and Funding Agents and The Bank of Nova Scotia as Collateral Agent
     ---------------------------------------------------------------------------

Ladies and Gentlemen:

This is a request that [Insert Name of Obligor] (the "P/E Obligor") be an "Excluded Obligor" [solely with respect to receivables created on and after [Insert Date]] pursuant to the terms hereof and of the RPA.

Each of the Seller and the Servicer, each for itself only, hereby (A) represents and warrants that, immediately prior to and immediately after giving effect to the transactions contemplated by this letter each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof and no Unmatured Event of Termination or Event of Termination exists or will exist and (B) agrees to provide (or to cause to be provided) to and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other reports, records or receipts and to make any reasonable adjustments to any reports delivered or to be delivered under the RPA, if any, relating to the subject matter hereof, as any Funding Agent may reasonably request.

Each of the Seller and the Servicer understands and acknowledges that the Collateral Agent and each Funding Agent is entering into the transactions contemplated by this letter on the express understanding with each of the other parties hereto that, in entering into this letter, it is not establishing any course of dealing with any such Person. Each of Collateral Agent's, the Funding Agents' and the Purchasers' rights to require strict performance with each of the terms and conditions of the RPA and each other Transaction Document shall not in any way be impaired or affected by the execution hereof, except to the extent expressly set forth herein. None of the Collateral Agent, any Funding Agent or any Purchaser shall be obligated in any manner to execute any future amendments, waivers, letters, agreements, documents or other instruments and if any such amendment, waiver, letter, agreement, document or other instrument is requested in the future, assuming the terms and conditions thereof are otherwise satisfactory to it, each such Person may, in connection with considering whether or not to agree, consent or acknowledge the terms of any such amendment, waiver, letter, agreement, document or other instrument, require the Seller and/or the Servicer to prepare and deliver (or cause to be prepared and delivered) such other reports, historical data or other information in order to determine, in its sole discretion, whether or not to agree, consent or acknowledge the term and conditions thereof.

We ask that each of the Collateral Agent and each Funding Agent grant this request by executing this letter in the space provided and returning a copy to the Servicer and the parties hereto. The parties each agree that from and after the date hereof the P/E Obligor shall be and remain an Excluded Obligor [solely with respect to receivables created on and after [Insert Date]] and the RPA is hereby modified to reflect such limitation.

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the RPA.

Sincerely,

U. S. STEEL RECEIVABLES LLC        UNITED STATES STEEL CORPORATION,
                                   as Servicer

By:                                By:
    -------------------------          ---------------------------
     G. P. Schmidt                      L. T. Brockway
     Treasurer                          Vice President & Treasurer




By their execution hereof, the Collateral Agent and each Funding Agent agrees the aforementioned Obligor is an "Excluded Obligor" pursuant to the terms hereof and of the RPA.

Collateral Agent:
THE BANK OF NOVA SCOTIA, as
Collateral Agent


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

Funding Agents:
THE BANK OF NOVA SCOTIA, as        PNC BANK NATIONAL ASSOCIATION, as
Funding Agent                      Funding Agent


By:                                By:
   ----------------------------       ------------------------------
Name:                              Name:
     --------------------------         ----------------------------
Title:                             Title:
      -------------------------          ---------------------------





                                                                         Annex D


                    FORM OF REQUEST TO ADD CLASSIFIED OBLIGOR

[Date]

The Bank of Nova Scotia        PNC Bank, National Association
One Liberty Plaza              One PNC Plaza, 26th Floor
New York, NY 10006             249 Fifth Avenue
Attention: Darren Ward         Pittsburgh, PA 15222-2707
                               Attention: William Falcon


Re: Second Amended and Restated Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "RPA") dated as of September 27, 2006 among U.S. Steel Receivables LLC as Seller (the "Seller"), United States Steel Corporation (formerly United States Steel, LLC), as initial Servicer (the "Servicer"), the persons party thereto as CP Conduit Purchasers, Committed Purchasers , LC Banks and Funding Agents and The Bank of Nova Scotia as Collateral Agent (the "Collateral Agent")
--------------------------------------------------------------------------------

Ladies and Gentlemen:

This is a request from the Seller and the Servicer to the Collateral Agent and each Funding Agent to cause [insert name of proposed Classified Obligor] to be approved as a "Classified Obligor" pursuant to the terms hereof and of the RPA.

Each of the Seller and the Servicer, each for itself only, hereby (A) represents and warrants that, immediately prior to and immediately after giving effect to the transactions contemplated by this letter each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof and no Unmatured Event of Termination or Event of Termination exists or will exist and (B) agrees to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent executed copies of all documents, agreements, instruments, certificates or other reports, records or receipts and to make any reasonable adjustments to any reports delivered or to be delivered under the RPA, if any, relating to the subject matter hereof and as the Collateral Agent or any Funding Agent may from time to time reasonably request.

Each of the Seller and the Servicer understands and acknowledges that if this request is granted: (a) each of the Collateral Agent and the Funding Agents will grant the request contemplated by this notice on the express understanding with each of the other parties hereto that, in doing so it is not establishing any course of dealing; (b) each of the Collateral Agent's, the Funding Agents' and the Purchasers' rights to require strict performance with each of the terms and conditions of the RPA and each other Transaction Document shall not in any way be impaired or affected by the granting of this request and (c) none of the Collateral Agent, Funding Agents or Purchasers shall be obligated in any manner to execute any future amendments, waivers, letters, agreements, documents or other instruments and if any such amendment, waiver, letter, agreement, document or other instrument is requested in the future, assuming the terms and conditions thereof are otherwise satisfactory to it, each such Person may, in connection with considering whether or not to agree or consent to or acknowledge the terms of any such amendment, waiver, letter, agreement, document or other instrument, require the Seller and/or the Servicer to prepare and deliver (or cause to be prepared and delivered) such other reports, historical data or other information in order to determine, in its sole discretion, whether or not to agree or consent to or acknowledge the term and conditions thereof.

If this request is granted, the Servicer shall notify each of the Collateral Agent, the Funding Agents and the Purchasers in writing prior to designating any Classified Obligor as a "Designated Obligor" using a notice in the form attached to the RPA as Annex F (the "Designated Obligor Notice"). From and after the date of any Designated Obligor Notice, neither the Seller nor the Servicer shall without the prior written consent of each of the Collateral Agent and the Funding Agents include any Receivables owed by any Designated Obligor in any of the calculations of the Default Ratio, Delinquency Ratio or Dilution Ratio under the RPA.

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the RPA.

Sincerely,

U.S. STEEL RECEIVABLES LLC           UNITED STATES STEEL
                                     CORPORATION, as Servicer

By:                                  By:
    -----------------------------       ----------------------------
    (Name & Title)                      (Name & Title)


                                                                         Annex E

               FORM OF ACCEPTANCE OF ADDITIONAL CLASSIFIED OBLIGOR

[Date]


United States Steel Corporation     U.S. Steel Receivables LLC
600 Grant Street                    501 Silverside Road, Suite 53
Pittsburgh, PA 15219                Wilmington, DE 19809

Re:   Second  Amended and Restated Receivables Purchase Agreement  (as  amended, supplemented or otherwise modified from time to time, the "RPA") dated as of September 27, 2006 among U.S. Steel Receivables LLC as Seller (the "Seller"), United States Steel Corporation (formerly United States Steel, LLC), as initial Servicer (the "Servicer"), the persons party thereto as CP Conduit Purchasers, Committed Purchasers, Funding Agents and LC Banks and The Bank of Nova Scotia as Collateral Agent (the "Collateral Agent")
--------------------------------------------------------------------------------

Ladies and Gentlemen:

Your request dated [insert date of request] (the "Request) to cause [insert name of proposed Classified Obligor] to be approved as a "Classified Obligor" pursuant to the terms hereof, the Request and the RPA is granted.

Each of the Collateral Agent and the Funding Agents grants this request on the express understanding that in doing so it is not establishing any course of dealing with the Seller or the Servicer. Each of the Collateral Agent's, the Funding Agents' and the Purchasers' rights to require strict performance with each of the terms and conditions of the RPA and each other Transaction Document shall not in any way be impaired or affected by the execution hereof except to the extent expressly set forth herein. None of the Collateral Agent, Funding Agents or Purchasers shall be obligated in any manner to execute any future amendments, waivers, letters, agreements, documents or other instruments.

This request is granted with the understanding that the Servicer shall notify each of the Collateral Agent, the Funding Agents and the Purchasers in writing prior to designating any Classified Obligor as a "Designated Obligor" using a notice in the form attached to the RPA as Annex F (the "Designated Obligor Notice"). From and after the date of any Designated Obligor Notice, neither the Seller nor the Servicer shall without the prior written consent of each of the Collateral Agent and the Funding Agents include any Receivables owed by any Designated Obligor in any of the calculations of the Default Ratio, Delinquency Ratio or Dilution Ratio under the RPA.

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the RPA.

By their execution hereof, each of the Collateral Agent and each Funding Agent agrees the aforementioned Obligor is approved as a "Classified Obligor" pursuant to the terms of hereof, the Request and the RPA.


Collateral Agent and Funding Agents:

THE BANK OF NOVA SCOTIA, as a
Funding Agent and as Collateral
Agent


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------







                                                                         ANNEX F


                FORM OF NOTICE OF DESIGNATED OBLIGOR DESIGNATION


[Insert Date]

The Bank of Nova Scotia                     PNC Bank, National Association
One Liberty Plaza                           One PNC Plaza, 26th Floor
New York, New York 10006                    249 Fifth Avenue
Attention: Darren Ward                      Pittsburgh, PA 15222-2707
                                            Attention: William Falcon

Liberty Street Funding LLC                  Market Street Funding LLC
c/o Global Securitization Services, LLC     c/o AMACAR Group, LLC
114 West 47th Street                        6525 Morrison Boulevard, Suite 318
New York, New York 10036                    Charlotte, NC 28211
Attention: Andrew L. Stidd                  Attention: Doug Johnson


Re: Second Amended and Restated Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "RPA") dated as of September 27, 2006 among U. S. Steel Receivables LLC as Seller (the "Seller"), United States Steel Corporation (formerly United States Steel, LLC), as initial Servicer (the "Servicer"), the persons party thereto as CP Conduit Purchasers, Committed Purchasers, LC Banks and
     Funding Agents and The Bank of Nova Scotia as Collateral Agent (the "Collateral Agent")
--------------------------------------------------------------------------------

Ladies and Gentlemen:

The Seller hereby designates [Insert Name of Designated Obligor], now a Classified Obligor, a "Designated Obligor" pursuant to the terms of the request dated [Insert Date of Request], the acceptance dated [Insert Date of Acceptance] and the RPA.

Accordingly, effective as of the date hereof, the following Classified Obligors now constitute Designated Obligors under the RPA:

                                          1
     [Insert Names of Designated Obligors]

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the RPA.

Sincerely,
                              By:
                                 -------------------------------------------
                                 G. P. Schmidt
                                 Treasurer





                                                                         ANNEX G


                FORM OF REQUEST TO REINSTATE AN EXCLUDED OBLIGOR


[Date]

The Bank of Nova Scotia       PNC Bank, National Association
One Liberty Plaza             One PNC Plaza, 26th Floor
New York, NY 10006            249 Fifth Avenue
Attention:  Darren Ward       Pittsburgh, PA  15222-2707
                              Attention:  William Falcon


Re: Second Amended and Restated Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "RPA") dated as of September 27, 2006 among U. S. Steel Receivables LLC as Seller (the "Seller"), United States Steel Corporation as initial Servicer (the "Servicer"), the persons party thereto as CP Conduit Purchasers, Committed Purchasers, Funding Agents and LC Banks and The Bank of Nova Scotia as Collateral Agent

Ladies and Gentlemen:

This is a request that [Insert Name of Excluded Obligor] (the "Reinstated Obligor"), solely with respect to receivables created on and after [Insert
Date],  no  longer  be  classified  as an "Excluded  Obligor"  [and  instead  be
                                     2
classified as a "Classified Obligor"] pursuant to the terms hereof and of the RPA.

Each of the Seller and the Servicer, each for itself only, hereby (A) represents and warrants that, immediately prior to and immediately after giving effect to the transactions contemplated by this letter each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof and no Unmatured Event of Termination or Event of Termination exists or will exist and (B) agrees to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent and Purchaser, executed copies of all documents, agreements, instruments, certificates, UCC financing statements or terminations or other reports, records, or receipts and to make any reasonable adjustments to any reports delivered or to be delivered under the RPA, if any, relating to the subject matter hereof and as the Collateral Agent, any Funding Agent or any Purchaser may from time to time reasonably request.

Each of the Seller and the Servicer understands and acknowledges that each of the Collateral Agent and each Funding Agent is entering into the transactions contemplated by this letter on the express understanding with each of the other parties hereto that, in entering into this letter, it is not establishing any course of dealing with any such Person. Each of the Collateral Agent's, the Funding Agents' and the Purchasers' rights to require strict performance with each of the terms and conditions of the RPA and each other Transaction Document shall not in any way be impaired or affected by the execution hereof, except to the extent expressly set forth herein. None of the Collateral Agent, any Funding Agent or any Purchaser shall be obligated in any manner to execute any future amendments, waivers, letters, agreements, documents or other instruments and if any such amendment, waiver, letter, agreement, document or other instrument is requested in the future, assuming the terms and conditions thereof are otherwise satisfactory to it, each such Person may, in connection with considering whether or not to agree or consent to or acknowledge the terms of any such amendment, waiver, letter, agreement, document or other instrument, require the Seller and/or the Servicer to prepare and deliver (or cause to be prepared and delivered) such other agreements, reports, historical data or other information or documents in order to determine, in its sole discretion, whether or not to agree or consent to or acknowledge the terms and conditions thereof.

We ask that the Collateral Agent and each Funding Agent grant this request by executing this letter in the space provided and returning a copy to the Servicer and each of the other parties hereto. The parties each agree that from and after the date hereof the Reinstated Obligor shall no longer be classified as an Excluded Obligor [and instead shall be classified as a Classified Obligor, in
           3
each case] solely with respect to receivables created on and after [Insert Date] and the RPA is hereby modified to reflect such modification.

[The Servicer shall notify each of the Collateral Agent, the Funding Agents and the Purchasers in writing prior to designating the Reinstated Obligor (in its capacity as a Classified Obligor) as a Designated Obligor using a notice in the form attached to the RPA as Annex F (the "Designated Obligor Notice"). From and after the date of any Designated Obligor Notice, neither the Seller nor the Servicer shall without the prior written consent of each of the Collateral Agent and the Funding Agents include any Receivables owed by the Reinstated Obligor in any of the calculations of the Default Ratio, Delinquency Ratio or Dilution
                     4
Ratio under the RPA.]

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the RPA.

Sincerely,

U. S. STEEL RECEIVABLES LLC        UNITED STATES STEEL
                                   CORPORATION, as Servicer

By:                                By:
   -------------------------          -----------------------------
      G. P. Schmidt                      L. T. Brockway
      Treasurer                          Vice President & Treasurer




By their execution hereof, each of the Collateral Agent and each Funding Agent agrees the aforementioned Reinstated Obligor is no longer an "Excluded Obligor"
                                       5
[and instead is a "Classified Obligor"] pursuant to the terms hereof and of the RPA and solely with respect to receivables created on and after [Insert Date].

Collateral Agent:
THE BANK OF NOVA SCOTIA, as
Collateral Agent


By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

Funding Agents:
THE BANK OF NOVA SCOTIA, as a        PNC BANK NATIONAL ASSOCIATION,
Funding Agent                        as a Funding Agent


By:                                  By:
   ------------------------------       ------------------------------
Name:                                Name:
     ----------------------------         ----------------------------
Title:                               Title:
      ---------------------------          ---------------------------

LIBERTY STREET FUNDING LLC, as       MARKET STREET FUNDING LLC, as a
a CP Conduit Purchaser               CP Conduit Purchaser


By:                                  By:
   ------------------------------       ------------------------------
Name:                                Name:
     ----------------------------         ----------------------------
Title:                               Title:
      ---------------------------          ---------------------------









----------------------------------------
1 List new Designated Obligor together with existing Designated Obligors 2 Delete bracketed text if Collateral Agent and Funding Agents are not consenting to Classified Obligor designation.
3 Delete bracketed text if Collateral Agent and Funding Agents are not consenting to Classified Obligor designation.
4 Delete bracketed text if Collateral Agent and Funding Agents are not consenting to Classified Obligor designation.
5 Delete bracketed text if Collateral Agent and Funding Agents are not consenting to Classified Obligor designation.